EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

:
In re	:	Chapter 11
:
WASHINGTON MUTUAL, INC., et al.,1	:
	:	Case No. 08-12229 (MFW)
:
	:	(Jointly Administered)
Debtors.	:
:

NOTICE REGARDING ABANDONMENT OF
EQUITY INTERESTS IN WASHINGTON MUTUAL BANK

PLEASE TAKE NOTICE that, pursuant to the Order Authorizing Washington Mutual, Inc. to Abandon Its Equity Interests in Washington Mutual Bank, dated July 11, 2011 [D.I. 8135], and the Order Reaffirming Order Authorizing Washington Mutual, Inc. to Abandon Its Equity Interests in Washington Mutual Bank, dated September 19, 2011 [D.I. 8629] (collectively, the “Orders”), the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) (i) authorized Washington Mutual, Inc. (“WMI”) and its chapter 11 estate, upon the entry of an order confirming a chapter 11 plan in their chapter 11 cases, to abandon their equity interests in the outstanding stock (the “WMB Stock”) of Washington Mutual Bank (“WMB”), and (ii) established that, upon such abandonment, WMI and its chapter 11 estate shall automatically be deemed to have permanently surrendered and relinquished all of their right, title and interest to the WMB Stock, including any recovery rights and/or litigation claims with respect thereto; provided, however, that such abandonment shall not constitute a withdrawal or release of any claims asserted by WMI as a creditor of WMB against the Federal Deposit Insurance Corporation (the “FDIC”), in its capacity as receiver for WMB or in its corporate capacity, on account of WMI’s status as a creditor, and does not constitute a withdrawal or release of any rights under the Second Amended and Restated Settlement Agreement, dated as of February 7, 2011, among WMI, FDIC and the other signatories thereto (as amended, the “Global Settlement Agreement”).

PLEASE TAKE FURTHER NOTICE that, on February 23, 2012, the Bankruptcy Court entered an order confirming the Seventh Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code [D.I. 9759].

PLEASE TAKE FURTHER NOTICE that Revised Code of Washington Chapter 63.29 generally provides for the delivery or payment of unclaimed or abandoned

___________________________
1 The debtors in these chapter 11 cases along with the last four digits of each debtor’s federal tax identification number are: (i) Washington Mutual, Inc. (3725); and (ii) WMI Investment Corp. (5395).  The debtors’ principal offices are located at 1201 Third Avenue, Suite 3000, Seattle, Washington 98101.

intangible property to the Washington State Department of Revenue where the last known address of the holder is in the State of Washington.

PLEASE TAKE FURTHER NOTICE that, on the date hereof and pursuant hereto, (i) WMI and its chapter 11 estate hereby abandon their equity interests in the WMB Stock and hereby surrender and relinquish all right, title and interest to the WMB Stock, including any recovery rights and/or litigation claims with respect thereto; provided, however, for the avoidance of doubt, WMI and its chapter 11 estate do not hereby withdraw or release any claims asserted by WMI as a creditor of WMB against FDIC, in its capacity as receiver for WMB or in its corporate capacity, on account of WMI’s status as a creditor, and do not withdraw or release any rights under the Global Settlement Agreement, (ii) all references to ownership of the WMB Stock shall be stricken from WMI’s and its chapter 11 estate’s books and records, and (iii) the stock certificate representing the shares of common stock of WMB having been lost or misplaced, WMI has caused an affidavit with respect to the lost or misplaced stock certificate representing shares of common stock of WMB to be delivered to WMB, and, in accordance with RCW 63.29.170, a copy of such affidavit together with a copy of this Notice will be served by registered first class mail to the Washington State Department of Revenue.

Dated:	March 16, 2012
Seattle, Washington

WASHINGTON MUTUAL, INC.

Date		By:	/s/ Charles Edward Smith
			Name:	Charles Edward Smith
			Title:	General Counsel

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